                                                                   EXHIBIT 10(e)

                                                    No. 2521-0027-E001

                                   ENDORSEMENT

Attached to and forming part of the CASUALTY EXCESS OF LOSS REINSURANCE AGREEMENT No. 2521-0027 between MERCHANTS MUTUAL INSURANCE COMPANY, Buffalo, New York and MERCHANTS INSURANCE COMPANY OF NEW HAMPSHIRE, INC., Concord, New Hampshire (hereinafter collectively referred to as "Company") and AMERICAN RE-INSURANCE COMPANY, a Delaware Corporation with Administrative Offices in Princeton, New Jersey (hereinafter referred to as the "Reinsurer").

It is mutually understood and agreed by the parties hereto that effective January 1, 2003, as respects the Company's in-force, new and renewal policies, as respects losses occurring on or after said date, this Agreement is amended to read as follows:

I. Exclusion B., 22., is added to ARTICLE III, EXCLUSIONS, and the exclusion reads as follows:

         22. All loss, cost or expense directly or indirectly arising out of, resulting as a consequence of, or related to the manufacture, testing, remediation, removal, disposal, use of or exposure to the following, whether or not there is another cause of loss which may have contributed concurrently or in any sequence to a loss.

                  a. Asbestos or materials or products containing asbestos, except for the Company's Personal Lines policies;

                  b.       2.4,5 Trichloroacetic acid ("2,4,5-1") or 2.3,7,8 -
                           TCDD;

                  c.       Diethylstilbestrol ("DES") in any dosage or form;

                  d.       Any intrauterine device ("IUD");

                  e. Any product containing silicone, which is in any form injected or implanted into the body;

                  f.       Phen-fen;

                  g.       Dioxin;

                  h.       Polychlorinated biphenyls;

                  i.       Lead Paint;

                  j.       Manufacture of Latex gloves;

                  k.       Manufacture of Polybutylene piping
                           (acrylonitrile-butadiene-styrene); or

                  l. Bio-engineered products, including any food products or therapeutic or diagnostic pharmaceutical products which are developed using some form of bioengineering.

Revised:  September 29, 2003

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                                                     No. 2521-0027-E001

II.      Contractor's Protective Liability (OCP) policy limits are added to
         ARTICLE IV, COMPANY POLICY LIMITS, and the Article reads as follows:

                                   ARTICLE IV

         COMPANY  POLICY LIMITS

         For the purpose of determining the Company Retention and the Reinsurer's limit of liability with respect to each Exhibit of this Agreement, the limits of liability of the Company with respect to any one Policy shall be deemed not to exceed:

        Automobile Bodily Injury Liability                               $1,000,000  each person $1,000,000
                                                                         each occurrence

        Automobile Property Damage Liability                             $1,000,000 each occurrence

        Automobile Liability Combined Single Limit                       $1,000,000 each occurrence

        Uninsured/Underinsured Motorists Coverage                        $1,000,000 each person
                                                                         $1,000,000 each occurrence

        Personal Injury Protection Coverage                              $1,000,000 each occurrence

        Other Bodily Injury Liability                                    $2,000,000 each occurrence

        Other Property Damage Liability                                  $2,000,000 each occurrence

        Other Liability Combined Single Limit                            $2,000,000 each occurrence

        Section II Liability under Commercial Multiple Peril             $2,000,000 each occurrence

        Section II Liability under Businessowners                        $1,000,000 each occurrence

        Section II Liability under Homeowners Multiple Peril             $1,000,000 each occurrence

        Section II Liability under Farmowners Multiple Peril             $1,000,000 each occurrence

        Employers' Liability

        (1) In all states with Statutory Limits                          Statutory Limits
        (2) In All Other States
            (i)   Bodily Injury by Accident                              $1,000,000 each accident
            (ii)  Bodily Injury by Disease                               $1,000,000 policy limit
            (iii) Bodily Injury by Disease                               $1,000,000 each employee

        Owners and Contractors Protective Liability (OCP)                $5,000,000 each occurrence*

                                                                         *The Company warrants that it
                                                                         shall purchase facultative
                                                                         reinsurance for policies greater
                                                                         than $2,000,000 with policy limits
                                                                         not to exceed $5,000,000.

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                                                     No. 2521-0027-E001

III. Paragraph H., Terrorist Activity, of ARTICLE V, DEFINITIONS, is amended to add the definition of "chemical" and the definition reads as follows:

         The term "chemical" as used herein shall mean any substance obtained by a chemical process or used for producing a chemical effect for the purposes of Terrorist Activity.

IV. Paragraph B. of Section 3, RETENTION AND LIMIT, of EXHIBIT A, FIRST CASUALTY EXCESS OF LOSS REINSURANCE COVER, is amended to reflect the addition of an annual aggregate limit for "NBCR" Terrorist Activity and the Paragraph reads as follows:

         B. Notwithstanding the aforementioned, the following limits shall apply as respects all loss, cost or expense arising from or related to, either directly or indirectly, any Terrorist Activity", as defined in the DEFINITIONS Article:

                           $1,250,000 Ultimate Net Loss each Occurrence and $2,500,000 Ultimate Net Loss in the aggregate as respects all such Occurrences for each Agreement Year. However, the Reinsurer's liability shall be limited to $1,250,000 in the aggregate as respects all such Occurrences arising from loss as defined in Paragraph H.,3.,c, of the DEFINITIONS Article for each Agreement Year.

V. Section 4, REINSURANCE PREMIUM, of EXHIBIT A, FIRST CASUALTY EXCESS OF LOSS REINSURANCE COVER, is amended to reflect the change in rate for Commercial Automobile Liability (including PIP) to x.xx%, the change in rate for Workers' Compensation and Employers' Liability to x.xx% and the change in rate for Commercial Multiple Peril (Section II), Business Owners (Section II), General Liability and the Liability Section of Contractors Coverall to x.xx%, and the Section reads in its entirety as follows:

                                    Section 4

         REINSURANCE PREMIUM

         A. With respect to business in force at the effective time and date of this Exhibit, the Company shall pay to the Reinsurer a reinsurance premium equal to the product of the applicable gross rate set forth in the Schedule of Rates below times the Company's unearned premium for each class of Casualty business reinsured hereunder, calculated on the monthly pro rata basis as of the effective time and date of this Exhibit.

         B. With respect to business becoming effective at and after the effective time and date of this Agreement, the Company shall pay to the Reinsurer a

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                                                     No. 2521-0027-E001

                  reinsurance premium equal to the product of the applicable gross rate set forth in the Schedule of Rates below times the Company's Gross Net Written Premium for each class of Casualty business covered under this Exhibit.

                               SCHEDULE OF RATES

                                       Class of Business                                     Gross Rate
                                                                                             ----------
                  Private Passenger Automobile Liability (including PIP)                       x.xx%

                  Commercial Automobile Liability (including PIP)                              x.xx%

                  Workers' Compensation and Employers' Liability                               x.xx%

                  Commercial Multiple Peril (Section II), Business Owners (Section II),        x.xx%
                  General Liability and the Liability Section of Contractors Coverall

                  Homeowners Multiple Peril (Section II) and Farmowners Multiple Peril        No Charge
                  (Section II)

VI. Paragraph B. of Section 3, RETENTION AND LIMIT, of EXHIBIT B, SECOND CASUALTY EXCESS OF LOSS REINSURANCE COVER, is amended to reflect the addition of an annual aggregate limit for "NBCR" Terrorist Activity and the Paragraph reads as follows:

         B. Notwithstanding the aforementioned, the following limits shall apply as respects all loss, cost or expense arising from or related to, either directly or indirectly, any Terrorist Activity, as defined in the DEFINITIONS Article:

                  $3,000,000 Ultimate Net Loss each Occurrence and $6,000,000 Ultimate Net Loss in the aggregate as respects all such Occurrences for each Agreement Year. However, the Reinsurer's liability shall be limited to $3,000,000 in the aggregate as respects all such Occurrences arising from loss as defined in Paragraph H.,3.,c, of the DEFINITIONS Article, for each Agreement Year.

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                                                     No. 2521-0027-E001

VII. Section 4, REINSURANCE PREMIUM, of EXHIBIT B, SECOND CASUALTY EXCESS OF LOSS REINSURANCE COVER, is amended to reflect the change in rate to x.xx%, the change in the minimum premium amount to $xxx,000, the change in the deposit premium amount to $xxx,000, and the Section reads in its entirety as follows:

                                    Section 4

         REINSURANCE PREMIUM

         A. With respect to business in force and business becoming effective at and after at the effective time and date of this Exhibit, the Company shall pay to the Reinsurer a reinsurance premium equal to x.xx% times the Company's unearned premium for the Casualty business reinsured hereunder, calculated on the monthly pro rata basis as of the effective time and date of this Exhibit.

         B. The annual minimum premium for the reinsurance provided for each Agreement Year hereunder is $xxx,000.

         C. The annual deposit premium for the reinsurance provided for each Agreement Year hereunder is $xxx,000.

VIII. Section 4, REINSURANCE PREMIUM, of EXHIBIT C, THIRD CASUALTY EXCESS OF LOSS REINSURANCE COVER, is amended to reflect the change in rate to x.xx%, the change in the minimum premium amount to $xxx,000, the change in the deposit premium amount to $xxx,000, and the Section reads in its entirety as follows:

                                    Section 4

         REINSURANCE PREMIUM

         A. With respect to business in force and business becoming effective at and after at the effective time and date of this Exhibit, the Company shall pay to the Reinsurer a reinsurance premium equal to x.xx% times the Company's unearned premium for the Casualty business reinsured hereunder, calculated on the monthly pro rata basis as of the effective time and date of this Exhibit.

         B. The annual minimum premium for the reinsurance provided for each Agreement Year hereunder is $xxx,000.

         C. The annual deposit premium for the reinsurance provided for each Agreement Year hereunder is $xxx,000.

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                                                     No. 2521-0027-E001

IX. Section 5, REINSURANCE PREMIUM, of EXHIBIT D, WORKERS' COMPENSATION EXCESS OF LOSS REINSURANCE COVER, is amended to reflect the change in the minimum premium amount to $xx,000, the change in the deposit premium amount to $xx,000, and the Section reads in its entirety as follows:

                                    Section 5

         REINSURANCE PREMIUM

         A. With respect to business in force and business becoming effective at and after at the effective time and date of this Exhibit, the Company shall pay to the Reinsurer a reinsurance premium equal to x.xx% times the Company's unearned premium for the Casualty business reinsured hereunder, calculated on the monthly pro rata basis as of the effective time and date of this Exhibit.

         B. The annual minimum premium for the reinsurance provided for each Agreement Year hereunder is $xx,000.

         C. The annual deposit premium for the reinsurance provided for each Agreement Year hereunder is $xx,000.

IN WITNESS WHEREOF the parties hereto have caused this Endorsement to be
executed in    this day of   , 2003;

ACCEPTED:
MERCHANTS MUTUAL INSURANCE COMPANY
MERCHANTS INSURANCE COMPANY OF NEW HAMPSHIRE, INC.

---------------------------------
and in Princeton, New Jersey this         day of                   , 2003.

                                                AMERICAN RE-INSURANCE COMPANY

                                                -----------------------
                                                Vice President

DATED: July 31, 2003

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